EXHIBIT 10.1

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

                  AMENDMENT NO. 2 (this "Amendment"), dated as of October 16, 2006, to CREDIT AGREEMENT, dated as of January 7, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among NOVELIS INC., a corporation organized under the Canada Business Corporations Act (the "Company" or the "Canadian Borrower"), NOVELIS CORPORATION, a Texas corporation (the "US Borrower"), NOVELIS DEUTSCHLAND GMBH, a limited liability company (GmbH) organized under the laws of Germany (the "German Borrower"), NOVELIS UK LIMITED, a limited company organized under the laws of England and Wales with registered number 00279596 (the "UK Borrower"), NOVELIS AG, a stock corporation (AG) organized under the laws of Switzerland (the "Swiss Borrower" and, together with the Canadian Borrower, the US Borrower, the German Borrower and the UK Borrower, the "Borrowers"), the Lenders and Issuers party thereto and CITICORP NORTH AMERICA, INC. ("Citicorp"), as administrative agent and collateral agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement, as amended hereby.

                              W I T N E S S E T H:

                  WHEREAS, the Borrowers have requested an amendment to the Credit Agreement as herein set forth; and

                  WHEREAS, the Borrowers, the Lenders signatory to a consent and the Administrative Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1.   Amendments to the Credit Agreement. As of the Effective
                      ----------------------------------
Date (defined below), the Credit Agreement is hereby amended as follows:

         (a) by inserting at the end of the definition of "Applicable Margin" the following:

                           "Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio and the timely delivery of Financial Statements), until the Company delivers each of the Financial Statements required to be delivered pursuant to
         Section 6.1(a) and a Compliance Certificate pursuant to Section 6.1(c) for the Fiscal Quarter ended March 31, 2008, the Applicable Margin shall mean (A) with respect to Term Loans maintained as (1) Base Rate Loans, a rate equal to 1.25% per annum and (2) Eurocurrency Rate Loans, a rate equal to 2.25% per annum and (B) with respect to Revolving Loans maintained as (1) Base Rate Loans, a rate equal to 1.50% per annum and
         (2) Eurocurrency Rate Loans or BA Rate Loans, a rate equal to 2.50% per annum."

         (b) by inserting at the end of the definition of "Applicable Unused Commitment Fee Rate" the following:

                           "Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio and the timely delivery of Financial Statements), until the Company delivers each of the Financial Statements required to be delivered pursuant to
         Section 6.1(a) and a Compliance Certificate pursuant to Section 6.1(c) for the Fiscal Quarter ended March 31, 2008, the Applicable Unused Commitment Fee Rate shall equal 0.625%."

         (c) by deleting the grid in Section 5.1 (Maximum Leverage Ratio) in its entirety and inserting in lieu thereof the following:

                  FISCAL QUARTER ENDING    MAXIMUM LEVERAGE RATIO
                  ---------------------    ----------------------
                      March 31, 2005             5.25 to 1
                      June 30, 2005              5.25 to 1
                    September 30, 2005           5.00 to 1
                    December 31, 2005            5.00 to 1
                      March 31, 2006             5.00 to 1
                      June 30, 2006              5.25 to 1
                    September 30, 2006           6.50 to 1
                    December 31, 2006            7.00 to 1
                      March 31, 2007             8.25 to 1
                      June 30, 2007              8.25 to 1
                    September 30, 2007           6.25 to 1
                    December 31, 2007            5.25 to 1
                      March 31, 2008             5.00 to 1
                      June 30, 2008              4.00 to 1
                    September 30, 2008           4.00 to 1
                    December 31, 2008            4.00 to 1
                      March 31, 2009             3.75 to 1
                      June 30, 2009              3.75 to 1
                    September 30, 2009           3.75 to 1
                    December 31, 2009            3.75 to 1
                      March 31, 2010             3.50 to 1
                      June 30, 2010              3.50 to 1
                    September 30, 2010           3.50 to 1
                    December 31, 2010            3.50 to 1
                      March 31, 2011             3.25 to 1
                      June 30, 2011              3.25 to 1
                    September 30, 2011           3.25 to 1
                    December 31, 2011            3.25 to 1

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         (d)      by deleting the grid in Section 5.2 (Maximum Interest Coverage
Ratio) in its entirety and inserting in lieu thereof the following:

                                           MINIMUM INTEREST COVERAGE
                  FISCAL QUARTER ENDING              RATIO
                  ---------------------    -------------------------
                      March 31, 2005               2.75 to 1
                      June 30, 2005                2.75 to 1
                    September 30, 2005             2.75 to 1
                    December 31, 2005              2.75 to 1
                      March 31, 2006               3.00 to 1
                      June 30, 2006                2.50 to 1
                    September 30, 2006             2.00 to 1
                    December 31, 2006              1.70 to 1
                      March 31, 2007               1.50 to 1
                      June 30, 2007                1.40 to 1
                    September 30, 2007             2.00 to 1
                    December 31, 2007              2.50 to 1
                      March 31, 2008               3.00 to 1
                      June 30, 2008                3.25 to 1
                    September 30, 2008             3.50 to 1
                    December 31, 2008              3.50 to 1
                      March 31, 2009               3.50 to 1
                      June 30, 2009                3.50 to 1
                    September 30, 2009             3.50 to 1
                    December 31, 2009              3.50 to 1
                      March 31, 2010               3.50 to 1
                      June 30, 2010                3.50 to 1
                    September 30, 2010             3.50 to 1
                    December 31, 2010              3.50 to 1
                      March 31, 2011               3.50 to 1
                      June 30, 2011                3.50 to 1
                    September 30, 2011             3.50 to 1
                    December 31, 2011              3.50 to 1

         (e) by deleting the grid in Section 5.3 (Maximum Fixed Charge Coverage Ratio) in its entirety and inserting in lieu thereof the following:

                                           MINIMUM FIXED CHARGE
                  FISCAL QUARTER ENDING       COVERAGE RATIO
                  ---------------------    ----------------------
                      March 31, 2005            1.20 to 1
                      June 30, 2005             1.20 to 1
                    September 30, 2005          1.20 to 1
                    December 31, 2005           1.20 to 1
                      March 31, 2006            1.25 to 1
                      June 30, 2006             1.00 to 1
                    September 30, 2006          0.80 to 1
                    December 31, 2006           0.80 to 1
                      March 31, 2007            0.70 to 1
                      June 30, 2007             0.70 to 1
                    September 30, 2007          0.90 to 1
                    December 31, 2007           1.20 to 1
                      March 31, 2008            1.20 to 1
                      June 30, 2008             1.25 to 1
                    September 30, 2008          1.25 to 1
                    December 31, 2008           1.25 to 1
                      March 31, 2009            1.25 to 1
                      June 30, 2009             1.25 to 1
                    September 30, 2009          1.25 to 1
                    December 31, 2009           1.35 to 1
                      March 31, 2010            1.35 to 1
                      June 30, 2010             1.35 to 1
                    September 30, 2010          1.35 to 1
                    December 31, 2010           1.35 to 1
                      March 31, 2011            1.35 to 1
                      June 30, 2011             1.35 to 1
                    September 30, 2011          1.35 to 1
                    December 31, 2011           1.35 to 1

         (f) by deleting "$300,000,000" in Section 8.1(l) (Indebtedness) and inserting in lieu thereof "$500,000,000";

         (g) by deleting Section 8.3(e)(vi) (Investments) in its entirety and inserting in lieu thereof the following:

                           "(vi) the Company or any Subsidiary of the Company to another Subsidiary of the Company; provided, however, that (i) in the case of intercompany loans by Novelis Finances USA LLC to Novelis AG, the Dollar Equivalent of the aggregate principal amount of all such loans outstanding at any time pursuant to this clause (vi) shall not exceed Swiss Francs (CHF) 239,300,000 and (ii) in the case of all other intercompany loans, each such intercompany loan shall not be outstanding for more than five Business Days and the Dollar Equivalent of the aggregate principal amount of all such loans outstanding at any time pursuant to this clause (vi) shall not exceed $20,000,000;"

         (h) by deleting "$50,000,000" in Section 8.3(k) (Investments) and inserting in lieu thereof "$100,000,000";

         (i) by deleting Section 8.5(c) (Restricted Payments) in its entirety and inserting in lieu thereof the following:

                           "(c) cash dividends on the Stock of the Company in an aggregate amount not to exceed the following amounts paid and declared in any Fiscal Year or Fiscal Quarter, as applicable, ending after the Closing Date: (i) for the Fiscal Year ending December 31, 2005, $45,000,000 and (ii) (A) for each Fiscal Quarter thereafter, the lesser of (1) $0.01 per share of Stock of the Company and (2) $1,000,000, plus
         (B) for each Fiscal Year thereafter, 50% of the Consolidated Net Income of the Company for the previous Fiscal Year; provided, however, that
         (1) the Restricted Payments described in this clause (c) shall not be permitted if a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom and (2) Consolidated Net Income shall be calculated for purposes of this clause (c) without giving effect to non-cash after-tax gains and losses resulting from the mark-to-market of any Hedging Contract in accordance with the Statement of Financial Accounting Standards No. 133 or non-cash after-tax gains or losses relating to any balance sheet translation in accordance with the Statement of Financial Accounting Standards No. 52 and, in either case, assuming an applicable tax rate equal to 35%."

         Section 2. Acknowledgement. The Lenders party hereto hereby acknowledge
                    ---------------
that, to the extent (a) the U.S. Borrower agrees to store primary aluminum (the "Product") at its facilities pursuant to an agreement with the supplier of such Product, (b) such agreement constitutes a "consignment" as defined in 9-102 of the UCC and (c) the consignor of such Product is in compliance with the requirements of 9-103, 9-319 and 9-324 of the UCC, (i) the security interest of such consignor in the Product shall be senior to the security interest of the Secured Parties until such time as such Product has been removed from storage upon written authorization of the consignor.

         Section 3. Conditions Precedent. This Amendment shall become effective
                    --------------------
as of the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied or duly waived:

         (a) Certain Documents. The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment, duly executed by each of the Loan Parties and the Administrative Agent;

                  (ii) Acknowledgment and Consent, in the form set forth hereto as Exhibit A, duly executed by each of the Requisite Lenders;

                  (iii) such additional documentation as the Administrative Agent may reasonably require.

         (b) Payment of Fees Costs and Expenses. The Administrative Agent shall have received payment of all fees, costs and expenses, including, without limitation, all fees, costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document, as required by Section 5 hereof.

         (c) Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.

         (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         Section 4.   Representations and Warranties. Each Loan Party hereby
                      ------------------------------
jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

         (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

         (b) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Loan Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Loan Party.

         (c) This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

         (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

         Section 5.   Fees, Costs and Expenses.
                      ------------------------

         (a) As consideration for the execution of this Amendment, the Company, on behalf of each Borrower, agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed Acknowledgment and Consent (or a release from escrow of an Acknowledgment and Consent previously delivered in escrow) with respect to this Amendment (i) if received by 5 p.m. (New York time) on October 11, 2006 (the "Initial Deadline"), a waiver fee equal to 0.25% of the sum of (A) such Lender's Revolving Credit Commitment then in effect and (B) the principal amount of such Lender's Term Loans then outstanding or (ii) if received after the Initial Deadline but prior to 5 p.m. (New York time) on October 16, 2006, a waiver fee equal to 0.15% of the sum of (A) such Lender's Revolving Credit Commitment then in effect and (B) the principal amount of such Lender's Term Loans then outstanding.

         (b) As provided in Section 11.3(a) (Costs and Expenses) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

         Section 6.   Reference to and Effect on the Loan Documents.
                      ---------------------------------------------

         (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment.

         (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

         (d) Each Loan Party hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

         Section 7.   Counterparts. This Amendment may be executed in any number
                      ------------
of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

         Section 8.   Governing  Law. This  Amendment and the rights and
                      --------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         Section 9.   Headings.  Section  headings  contained in this Amendment
                      --------
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         Section 10.  Waiver of Jury Trial. EACH OF THE PARTIES HERETO
                      --------------------
IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

                                         NOVELIS INC.
                                         as Borrower and Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Vice President and Treasurer


                                         NOVELIS CORPORATION,
                                         as Borrower and Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in -Fact


                                         NOVELIS DEUTSCHLAND GMBH,
                                         as Borrower and Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS UK LTD.,
                                         as Borrower and Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS AG,
                                         as Borrower and Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         EUROFOIL INC. (USA),
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 2]

                                         NOVELIS PAE CORPORATION,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name: Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS CAST HOUSE TECHNOLOGY LTD.,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         4260848 CANADA INC.,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                                         4260856 CANADA INC.,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS EUROPE HOLDINGS LTD.,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 2]

                                         NOVELIS DO BRASIL LTDA,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS SWITZERLAND AG,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                                         NOVELIS TECHNOLOGY AG,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS ALUMINIUM HOLDINGS COMPANY,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 2]

                                         NOVELIS FINANCES USA LLC,
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                                         ALUMINUM UPSTREAM HOLDINGS LLC
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact


                                         NOVELIS SOUTH AMERICA HOLDINGS LLC
                                         as Guarantor

                                         By:    /s/ Orville Lunking
                                                --------------------------------
                                         Name:  Orville Lunking
                                         Title: Attorney-in-Fact

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 2]

                                         CITICORP NORTH AMERICA, INC.,
                                         as Administrative Agent under
                                         the Credit Agreement

                                         By:    Arnold Y. Wong
                                                --------------------------------
                                         Name:  Arnold Y. Wong
                                         Title: Vice President
                                         Date:  October 16, 2006

                   [SIGNATURE PAGE TO NOVELIS AMENDMENT NO. 2]

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